UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2010

                             CHEVIOT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      0-50529                 56-2423750
-----------------------------        ----------------         ----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                 45211
------------------------------------                            -------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
             ---------------------------------------------------

     On April 27, 2010, Cheviot Financial Corp. (the "Company") held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                                                              Broker
1. The election of directors                       For                 Withheld             non-votes
                                            ------------------    ------------------    ------------------

     Edward L. Kleemeier                         7,193,766              34,546               1,111,041
                                            ------------------    ------------------    ------------------
     James E. Williamson                         7,199,304              29,008               1,111,041
                                            ------------------    ------------------    ------------------

     2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent registered public accountants for the year ending December 31, 2010.

            For               Against         Abstain         Broker non-votes
         ---------           --------        ---------        ----------------

         8,328,499            10,854             0                   0
         ---------           --------        ---------        ----------------


Item 9.01    Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable.

(d)  Exhibits. Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     CHEVIOT FINANCIAL CORP.



DATE: April 27, 2010                        By:      /s/ Scott T. Smith
                                                     --------------------------
                                                     Scott T. Smith
                                                     Chief Financial Officer